EXHIBIT 10.04

                                                                October 27, 1999

Yupi Internet, Inc.
605 Lincoln Road
Suite 401
Miami Beach, FL 33139

Gentlemen:

Reference is made to that certain Purchase Agreement dated August 3, 1999 (the "Purchase Agreement"), between Yupi Internet, Inc. ("Yupi") and Sony Corporation of America ("Sony"). This letter agreement (the "Letter Agreement") is being delivered to Yupi in accordance with and subject to Section 1B of the Purchase Agreement and the other terms thereof and hereof.

1.       SONY OBLIGATIONS

         (a) DELIVERY OF SONY SERVICES In consideration for Yupi's sale to Sony of certain Shares (as defined in the Purchase Agreement), and in connection with the parties' execution of each of the Purchase Agreement, the Shareholders Agreement, and the Registration Agreement (as defined in the Purchase Agreement) (collectively, the "Agreements"), Sony hereby agrees to Deliver to Yupi, during the Commitment Period, Sony Services having an aggregate Agreed Value of the Commitment Amount, all on the terms and conditions set forth in this Letter Agreement. As used in this Letter Agreement:

                  (i) "Deliver" and "Delivery" shall have the meanings set forth in subparagraph 2(b) hereof.

                  (ii)  "Commitment Amount" means $29,300,000;

                  (iii) "Commitment Period" shall mean the period commencing on the date of this Letter Agreement (or, if later, the date of the Closing (as defined in the Purchase Agreement)), and ending on the date on which Sony has Delivered Sony Services for an aggregate Agreed Value of the Commitment Amount. The parties currently anticipate that the Commitment Period will not be greater than three (3) years, but acknowledge that the Commitment Period may be less than or reasonably more than such time period.

                  (iv) "Yupi Properties" shall mean (i) any properties listed on Exhibit A hereto and (ii) any properties developed, acquired or operated by Yupi and associated with the Yupi family of internet services during the Commitment Period.

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                  (v) "Sony Services" means the services and products described on Exhibit B hereto. The parties acknowledge that the Sony Services constitute a wide range of potential activities which the parties may jointly undertake during the Commitment Period for the purposes of marketing and promoting the Yupi Properties. It is expressly understood by the parties that these specific illustrations on Exhibit B are intended to serve as a blueprint for a dynamic and fluid relationship between Sony and Yupi and that in conjunction with good faith discussions between the parties, certain of these opportunities may not be readily available at a given point in time, and that certain of the illustrative Sony Services may be altered, substituted or otherwise modified by the parties.

                  (vi) "Agreed Value" means the value for the Sony Services (or component thereof) concerned, as set forth on Exhibit B hereto, or any subsequent mutually agreed value set forth on any Agreed Plan (as defined in subparagraph 2(a) hereof) or as otherwise agreed by the parties from time to time in accordance with this Letter Agreement. Each of Yupi and Sony agree that the values set forth on Exhibit B in respect of each Sony Service listed thereon accurately represent the fair value of such Sony Service as described thereon, as fully Delivered during the Commitment Period, subject to the subsequent agreement of the parties as described in the preceding sentence.

                  (viii) "Agreed Sony-Included Costs" means, in respect of each Sony Service (or component thereof), the costs identified as "Agreed Sony-Included Costs" on Exhibit B hereto, or any subsequent mutually agreed costs set forth on any Agreed Plan (as defined in subparagraph 2(a) hereof) or as otherwise agreed by the parties from time to time in accordance with this Letter Agreement.

                  (ix) "Agreed Sony-Provided Intellectual Property" means, in respect of each Sony Service (or component thereof), the copyright (or, where noted, other intellectual property rights) identified as "Agreed Sony-Provided Intellectual Property" on Exhibit B hereto, or any subsequent mutually agreed rights set forth on any Agreed Plan (as defined in subparagraph 2(a) hereof) or as otherwise agreed by the parties from time to time in accordance with this Letter Agreement, and the rights set forth subparagraph 1(c) hereof.

Sony Services shall be selected and Delivered in the manner and at the times specified in the applicable Agreed Plan pursuant to subparagraph 2(a) hereof. In respect of each Sony Service (or component thereof), Sony shall be responsible for (and shall only be responsible for) the Agreed Sony-Included Costs. In fulfilling its obligations under this Letter Agreement, Sony will draw upon the institutional knowledge and experience of itself and certain of its affiliated companies, including Sony Music Entertainment Inc., InfoBeat LLC and Sony Pictures Entertainment Inc. In entering into this Letter Agreement, Yupi and Sony intend that the Yupi Properties will be Sony's preferred Spanish-language portal, and Yupi and Sony will each use good faith efforts to effectuate this intent.

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         (b) SONY/YUPI RELATIONSHIP Even after the termination of the Commitment
Period, but only so long as Sony (or any of its subsidiaries or affiliates) holds at least 50% of the Shares being acquired under the Purchase Agreement (as adjusted to reflect stock splits, dividends, combinations, and recapitalizations), and only so long as Yupi remains a leader in the Spanish-language entertainment portal market (the "Subparagraph 1(b) Period"), Sony shall (i) continuously regard Yupi as a strategic component of Sony's investment portfolio; and (ii) use commercially reasonable efforts to make available to Yupi a reasonable selection of the Sony Services specified in paragraph 13 of Exhibit B. Notwithstanding anything to the contrary in the preceding sentence, in the event Sony exercises its Non-Branded Services Option as provided in paragraph 3 hereof, then at all times during the Subparagraph
1(b) Period after such exercise, Sony shall be obligated to comply with the provisions of clause (i), but not the provisions of clause (ii), of the preceding sentence. Sony's failure to comply with this Section 1(b) shall not constitute a breach of Sony's material obligations under this Letter Agreement.

         (c) AGREED SONY-PROVIDED INTELLECTUAL PROPERTY "Delivery" shall mean, in respect of each Sony Service (or component thereof), the royalty-free granting of a non-exclusive license, on such terms as are customary in the music, film, television, or internet industry (as applicable), for the use set forth in the applicable Agreed Plan, in and to the Agreed Sony-Provided Intellectual Property identified on Exhibit B (or Agreed Plan or as otherwise agreed by the parties) in respect of such Sony Service or component thereof. In respect of any Sony Service which includes trademarks, trade names, or logos of any Sony property, "Delivery" shall include a royally-free non-exclusive license to use such trademark, trade name, or logo as contemplated. In respect of any Sony Service which includes, as set forth on Exhibit B, any copyright interest owned or controlled by Sony in any sound recording in an audio or audiovisual recording, or in any album artwork, "Delivery" shall include a royally-free non-exclusive license to use such copyright as contemplated. In connection therewith, Sony and Yupi shall negotiate and execute customary license agreements for the Sony-Provided Intellectual Property.

         (d) FUTURE RELATIONSHIP The parties agree to negotiate in good faith the terms and conditions for extending the additional cross-marketing and cross-promotional relationship after the Commitment Period.

2.       PROCEDURE

         (A) REPRESENTATIVES; MONTHLY MEETINGS A group consisting of an equal number of Yupi and Sony representatives (the "Representatives") shall meet on a monthly basis (or at such other frequency as reasonably determined by Sony, but no less frequently than every six months) throughout the Commitment Period (the "Monthly Meetings"). At each such Monthly Meeting, the parties shall agree upon an "Agreed Plan" in accordance with section 2(a)(i) below, AND shall make the "Determination" in accordance with section 2(a)(ii) below. As used herein, "Period" means each month (or


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such other period as reasonably determined by Sony, but no less frequently than every six months) throughout the Commitment Period.

                  (i) AGREED PLAN At each Monthly Meeting, Yupi shall present its proposed business and operating plan for the next-succeeding Period. Such proposed plan shall include a detailed description of every Sony Service which Yupi requests to be Delivered, and the preferred timing of such Delivery, during the Period. Sony shall assess for Yupi the availability of the Sony Services requested and other factors that affect its ability to Deliver the requested Sony Services during the Period concerned. Taking these factors into consideration, the Representatives shall mutually agree upon the Sony Services to be Delivered during such Period, and, if necessary, on any modifications to the Agreed Values, Agreed Sony-Included Costs, or Agreed Sony-Provided Intellectual Property thereof. The operating and business plan including such agreed Sony Services and Agreed Values, Agreed Sony-Included Costs, and Agreed Sony-Provided Intellectual Property shall be deemed the "Agreed Plan" for the Period concerned. Each of Yupi and Sony hereby acknowledge that the plan attached hereto as Exhibit C constitutes the Agreed Plan for the Period of the first six months of the Commitment Period to the best of the parties' ability to ascertain as of the date of this Letter Agreement, and that the values set forth next to the Sony Services listed thereon constitute the Agreed Values for such Services in such Period (unless such Agreed Values or other terms are subsequently changed by mutual agreement of the parties).

                  (ii) DETERMINATION At each Monthly Meeting, the Representatives shall determine (the "Determination"), in respect of the Period just then completed, the extent to which Sony Delivered the Sony Services described in the Agreed Plan during the Period concerned, and shall then credit to Sony, towards the Commitment Amount, the Agreed Value of each such Delivered Sony Service as set forth in Exhibit B (or, as applicable, in the Agreed Plan concerned). In making such Determination, the Representatives shall take into account the factors described in subparagraph 2(b) hereof affecting Delivery. In respect of the Sony Services described in paragraph 13 of Exhibit B, the parties agree that the full value of such Sony Services shall be credited towards the Commitment Amount as of the date of Closing.

         (b) DELIVERY Sony shall be deemed to have "Delivered" each Sony Service listed on an Agreed Plan by (i) making available such Services in accordance with the "Delivery Standard" in respect of such Sony Service as is set forth on Exhibit B or an Agreed Plan (or as otherwise agreed by the parties) and (ii) using commercially reasonable efforts to achieve the agreed-upon objectives. Notwithstanding the foregoing, Sony shall not be deemed to have Delivered a particular Sony Service, if Yupi has used commercially reasonable efforts to take advantage of the specific services and, where applicable, has implemented the necessary technology, licenses, support and infrastructure to exploit the services, but intervening or superceding events outside of Yupi's control render Yupi unable to exploit such services. In such instances, Sony and

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Yupi shall discuss in good faith an appropriate credit to Sony for level of support and assistance which had been provided for the project and shall agree on a comparable substitute Sony Services of a similar value which will be made available. Whenever reference is made to an "artist" or "artists" in Exhibit B, Sony and Yupi shall mutually agree on the selection of the artist.

         (c) CROSS-DIVISIONAL REVIEW The following representatives of Sony (or representatives of comparable seniority, relevant experience and effectiveness within each one of their divisions), and the following representatives of Yupi (or representatives of comparable seniority, relevant experience and effectiveness within each one of their divisions), shall discuss, at such regular times throughout the Commitment Period as such representatives can reasonably agree (with a goal of meeting on a quarterly basis), by conference call or meeting, the status of the delivery of the Sony Services and the overall relationship of the parties:
                  Fred Ehrlich, Sony Music
                  Yair Landau, Sony Pictures
                  Elizabeth Coppinger, Sony Corporation of America
                  Chief Executive Officer of Yupi
                  Chief Financial Office of  Yupi

3. SONY TERMINATION OPTION Notwithstanding anything to the contrary in this Letter Agreement or in any of the Agreements, Sony shall have the option (a "Sony Termination Option"), exercisable by notice to Yupi (the "Sony Termination Option Notice"), to terminate the Commitment Period and all of Sony's obligations under this Letter Agreement upon payment to Yupi of the Penalty Amount.

As used herein, "Penalty Amount" means

                  (i) the amount by which the Commitment Amount exceeds the aggregate Agreed Value of Sony Services Delivered by Sony hereunder prior to the date of Sony' Termination Option Notice (the "Balance Amount") (as used for purposes of the calculation of the "Penalty Amount," in addition to credit accorded to Sony through and including all of the Determinations which have been made prior to the date of the Sony Termination Option Notice, the parties shall make a Determination for a period up to the Sony Termination Option Notice and Sony shall be accordingly credited for all other Sony Services which it has Delivered prior to such date); and

                  (ii) fifty percent (50%) of the Balance Amount.

4. SONY CONVERSION OPTION Notwithstanding anything to the contrary in this Letter Agreement or in any of the Agreements, in the event of any Option Event (defined below), Sony shall have the option, exercisable by notice to Yupi at any time after the occurrence of the Option Event concerned (the "Conversion Option Notice"), to convert the remainder of its obligations under this Letter Agreement to the Modified Agreement defined below. As used herein, "Option Event" means any one of the following:

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                  (i) If during the Commitment Period any of the Yupi Properties incorporates, or the Yupi Properties in general incorporate, on a repeated and consistent basis, content developed by Yupi or its third-party content providers that contains a significant portion of pornographic, obscene or other illegal content, and Yupi fails to remove such content from any such Yupi Properties within thirty (30) days after its receipt of Sony's notice requesting that it do so; or

                  (ii) If during the Commitment Period any Yupi Property (or any service or entity operated by any Yupi Property) materially and systematically consists primarily of materials owned or developed by (and therefore affords preferential treatment vis-a-vis similar material owned by Sony) a direct competitor of Sony in any of the music publishing, recording, record (or music video) production and distribution, film production and distribution, or television production and distribution businesses, and Yupi fails to correct such situation within thirty (30) days after its receipt of Sony's notice requesting that it do so; or

                  (iii) If at any time during the Commitment Period any Yupi Property possesses, or the Yupi Properties in general possess, a consistent material ill reputation within the target audience to the extent that the association of Sony with Yupi or with such Yupi Property or Properties could reasonably cause a material adverse effect on the reputation of, or otherwise cause material embarrassment to or materially diminish the value of, the operating divisions or properties of Sony, and Yupi fails to correct such situation within thirty (30) days after the receipt of Sony's notice requesting that it do so; or

                  (iv) If at any time during the Commitment Period the "Yupi Value" (as defined below) is lower than Three Hundred Million US Dollars (US $300,000,000). As used in this section (iv), "Yupi Value" means, until such time as Yupi is subject of an initial public offering, the fair market value of all of the outstanding equity of Yupi, as reasonably determined by one of the "blue chip" top tier investment banking firm (which Yupi shall have the right to contest with a report by another "blue chip" top tier investment banking firm), and, after an initial public offering, the then-current market capitalization of Yupi.

         As used herein, the "Modified Agreement" shall mean this Letter Agreement, modified as follows:

                  (i) In the event of an Option Event under section 4 (iv), in respect of the balance of Sony Services up to the Commitment Amount, which Sony has not Delivered as of the date of the Conversion Option Notice (the "Remaining Obligation"), Sony shall only be obligated to Deliver Non-Branded Services, and

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                  (ii) In the event of an Option Event under sections 4(i) (ii), or (iii) hereof, in respect of the Remaining Obligation, Sony shall be obligated to Deliver Non-Branded Services in respect of those Yupi Properties which are the basis for the Option Event (as well as any other Yupi Properties which a reasonable consumer would understand to be significantly associated with the Yupi Property that is the basis for the Option Event), and shall continue to Deliver all Sony Services in respect of all other Yupi Properties. As used herein, "Non-Branded Services" means those Sony Services which are not identified primarily by and whose benefit is not primarily derived from association with the Sony trade name (or the trade names of any material Sony properties).

4.       YUPI REMEDY In the event that Sony fails to Deliver, within any six
(6)-month period during the Commitment Period ("6-Month Period"), a substantial portion of the Sony Services specifically scheduled to be Delivered, pursuant to one or more Agreed Plans, during such 6-Month Period, such Sony Services not so Delivered (or such other Sony Services as the parties mutually determined in good faith to be of an equivalent Agreed Value) shall be required to be Delivered during the next succeeding six (6)-month period ("Subsequent 6-Month Period") and shall be deemed incorporated in the Agreed Plan or Agreed Plans covering such Subsequent 6-Month Period. If such Sony Services are still not substantially Delivered by Sony within such Subsequent 6-Month Period, Yupi shall deliver to Sony a written notice of such failure to Deliver (a "Non-Delivery Notice"). Sony shall have three (3) months after its receipt of such Non-Delivery Notice (the "Cure Period") to cure such Non-Delivery, which cure shall be accomplished by Delivery of the Sony Services of an Agreed Value equivalent to the Sony Services not Delivered (such equivalent Sony Services as reasonably agreeable to Yupi). In the event Sony fails to so cure within the Cure Period as provided herein, Yupi shall have as its sole remedy the option, exercisable by notice to Sony at any time after the Cure Period, to terminate the Commitment Period and all of Yupi's and Sony's obligations under the Letter Agreement, and to demand that Sony pay to Yupi, promptly upon final adjudication of a breach by Sony of this Letter Agreement, the Penalty Amount.

5.       MISCELLANEOUS.

         (a) All notices under this Letter Agreement shall be in writing and shall be given by courier or other personal delivery or by registered or certified mail at the appropriate address first listed above or at a substitute address designated by notice by the party concerned. Each notice to Sony shall be addressed for the attention of the Senior Vice President, Business Affairs & Administration, of Sony Music, A Group of Sony Music Entertainment Inc. ("Sony Music"), 550 Madison Avenue, New York, New York 10022, and a copy of each notice to Sony shall be sent simultaneously to the Sony Music Entertainment Inc. Law Department for the attention of its Senior Vice President and General Counsel. Each notice to YUPI shall be addressed for the attention of its President at 605 Lincoln Road, Suite 401, Miami Beach, Florida 33139 and a copy of each notice to YUPI shall be sent simultaneously to Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110, Attention, Stephen A. Hurwitz, Esq. Notices shall

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be deemed given when mailed or, if personally delivered, when so delivered, except that a notice of change of address shall be effective only from the date of its receipt.

         (b) This Letter Agreement contains the entire understanding of the parties hereto relating to its subject matter. No change or termination of this Letter Agreement shall be binding upon either party hereto unless it is made by an instrument signed by an authorized officer of such party.

         (c) Each of Yupi and Sony (each, an "Assigning Party") may assign its rights under this Letter Agreement in whole or in part to any subsidiary, affiliated or controlling corporation to any person owning or acquiring a substantial portion of the stock or assets of such Assigning Party, or to any partnership or other venture in which such Assigning Party participates, and such rights may be similarly assigned by any assignee. No such assignment shall relieve such Assigning Party of any of its obligations hereunder. Any purported assignment by YUPI or Sony in violation of this subparagraph shall be void.

         (d) Neither party shall be entitled to recover damages by reason of any breach by the other party of its material obligations, unless the breaching party has failed to remedy the breach within a reasonable period of time following receipt of notice thereof, or as otherwise provided herein.

         (e) THIS LETTER AGREEMENT HAS BEEN ENTERED INTO IN THE STATE OF NEW YORK, AND THE VALIDITY, INTERPRETATION AND LEGAL EFFECT OF THIS LETTER AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES UNDER NEW YORK LAW).

         (f) In entering into this Letter Agreement, and in providing services pursuant hereto, each of Yupi and Sony have and shall have the status of an independent contractor. Nothing herein contained shall contemplate or constitute Yupi as Sony's agent or employee, or Sony as Yupi's agent or employee, and nothing herein shall constitute a partnership, joint venture or fiduciary relationship between Yupi and Sony.

Very truly yours,

SONY CORPORATION OF AMERICA

By: /S/ KENNETH L. NEES
    --------------------------
       An Authorized Signatory

AGREED:

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YUPI INTERNET, INC.

By: /S/ OSCAR COEN
    ---------------------------
        An Authorized Signatory

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                                    EXHIBIT A

to the Letter Agreement, dated October 27, 1999, between Yupi Internet, Inc. and Sony Corporation of America
--------------------------------------------------------------------------------

                                 YUPI PROPERTIES

www.Yupi.com
www.ciudadfutura.com
www.charlas.com
www.pregonero.com
www.el-agora.com
www.lettera.net
www.metabusca.com

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                                    EXHIBIT B

to the Letter Agreement, dated October 27, 1999, between Yupi Internet, Inc. and
                          Sony Corporation of America
--------------------------------------------------------------------------------

                                  SONY SERVICES

1. MULTIMEDIA CD'S: THE INCLUSION ON SONY MUSIC ENHANCED CDS OF (I) LINKS TO WWW.YUPI.COM OR ANOTHER YUPI PROPERTY, OR (II) BUNDLED YUPI-OWNED SOFTWARE (ON AN ESTIMATED [CONFIDENTIAL TREATMENT REQUESTED]/*/ ENHANCED CD UNITS).
     o Delivery Standard: (i) Facilitate the contact between the Yupi Representative and the appropriate Sony Music person responsible for inclusion of such multimedia material; explain the key personnel, the timing deadlines for inclusion of multimedia material; and (ii) Discuss with Yupi which Yupi page will serve as a jump page and what will be highlighted, as well as pointers for consumers to access the enhanced portion on the CD
     o Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/ per manufactured CD. Note that, on the assumption that there will be [CONFIDENTIAL TREATMENT REQUESTED]/*/ enhanced CDs with this material, the estimated overall valuation is [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

2. UVILLE (SONY MUSIC'S MUSIC PORTAL SITE) (A) IN "RELATED LINK" FOR LATIN ARTISTS, UVILLE CAN INCLUDE A LINK TO YUPI SITE; (B)YUPI TO SUPPLY NEWS AND YUPI TO SPONSOR AREA; (C) SONY CAN TRANSLATE CERTAIN MUTUALLY-AGREED CONTENT TO SPANISH AND HAVE SOME BILINGUAL CONTENT AS AGREED; (D) YUPI WILL BE PART OF INITIAL PRESS RELEASE - HIGHLIGHTED; AND (E) YUPI AND SONY WILL WORK TOGETHER AS UVILLE EVOLVES TO INCLUDE YUPI IN OTHER APPROPRIATE OFFERINGS
     o Delivery Standard: Facilitate contact between the Yupi Representative and the appropriate Uville person responsible for each aspect of integration (technical linking, editorial, translation of content, insertions). Explain the key personnel, the timing deadlines for inclusion of Yupi content (including press release).
     o    Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

3.       INFOBEAT

         (A)      INCLUSION ON INFOBEAT GENERALLY:

                  (I) YUPI COULD HAVE PERMANENT BRICK AND/OR BANNER ADS ON E-MAILS TO AN APPROPRIATE TARGET SECTION (MUTUALLY AGREED) OF INFOBEAT SUBSCRIBERS

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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               o    Delivery Standard: Work with Yupi to assess [CONFIDENTIAL
                    TREATMENT REQUESTED]/*/, and to facilitate contact between the Yupi Representative and the appropriate InfoBeat person responsible for ad insertions. Assist in ad preparation.
               (II) [CONFIDENTIAL TREATMENT REQUESTED]/*/
               o    Delivery Standard: [CONFIDENTIAL TREATMENT REQUESTED]/*/
               (II) INVOLVEMENT IN ENTERTAINMENT PRODUCT
                      I) LATIN MUSIC AREA TO BE "SPONSORED BY YUPI"
               o    Delivery Standard: Facilitate contact between the Yupi
                    Representative and the appropriate InfoBeat person
                    responsible for sponsorship banners in this area.
               o      II) LINKS ACROSS RELEVANT PAGES
               o Delivery Standard: Facilitate contact between the Yupi Representative and the appropriate InfoBeat person responsible for links; assist in link preparation.
                      III) [CONFIDENTIAL TREATMENT REQUESTED]/*/
               o    Delivery Standard: [CONFIDENTIAL TREATMENT REQUESTED]/*/
               o (V) INVOLVEMENT IN NEWS PRODUCT: LATIN NEWS AREA TO INCLUDE CONTENT PROVIDED BY YUPI AND HAVE LINKS TO YUPI SITE
               o Delivery Standard: Yupi to provide InfoBeat with Latin music news content [CONFIDENTIAL TREATMENT REQUESTED]/*/; InfoBeat will include such content with links to appropriate target e-mail.
     o    Delivery Standard: See each separate element above,
     o Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/ (see breakdown on Exhibit C)
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

(II) [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Delivery Standard: [CONFIDENTIAL TREATMENT REQUESTED]/*/
          Agreed Value:      [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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     o    Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT
          REQUESTED]/*/

4. [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Delivery Standard: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

5.  SONY MUSIC AUDIO RECORDINGS

(I) LICENSE FOR 30-SECOND AUDIO SAMPLES WITH THUMBNAIL OF ALBUM ART FOR MUSIC PREVIEWS IN CONNECTION WITH RECORD-PURCHASE E-COMMERCE OFFERS; LINKS TO SONY-AFFILIATED VIRTUAL RECORD RETAILER. PROMOTIONAL ONLY

     o Delivery Standard: Facilitate contact with Sony Music licensing personnel; audio clips and album art files made available in correct format.
     o    Agreed value: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

          (II) [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Delivery Standard: Facilitate contact with Sony Music licensing personnel; [CONFIDENTIAL TREATMENT REQUESTED]/*/ made available in correct format.
     o    Agreed value: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(III) [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Delivery Standard: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

6.        SONY MUSIC VIDEO RECORDINGS
          (I) LICENSE FOR 30-SECOND VIDEO SAMPLES WITH THUMBNAIL OF ALBUM ART FOR MUSIC PREVIEWS IN CONNECTION WITH RECORD-PURCHASE E-COMMERCE OFFERS; LINKS TO SONY-AFFILIATED VIRTUAL RECORD RETAILER.

     o Delivery Standard: Facilitate contact with Sony Music licensing personnel; video clips and album art files made available in correct format.
     o    Agreed value: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

         (II) LICENSE FOR APPROXIMATELY [CONFIDENTIAL TREATMENT REQUESTED]/*/ FULL-LENGTH VIDEO TRACKS FOR NON-PERSONALIZED, NON-INTERACTIVE, STREAMING-VIDEO INTERNET WEBCASTS OF U.S. ARTISTS. U.S. DIGITAL MILLENNIUM COPYRIGHT ACT TO BE USED AS FRAMEWORK FOR PROGRAMMING PARAMETERS.
     o Delivery Standard: Facilitate contact with Sony Music licensing personnel; audio tracks made available in correct format.
     o Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/ (Actual value dependent upon usage and attributable revenue streams).
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

7.       [CONFIDENTIAL TREATMENT REQUESTED]/*/

     o    Delivery Standard: (i) [CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     o    Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

8. SONY MUSIC SPECIAL PRODUCT COMPILATIONS: [CONFIDENTIAL TREATMENT REQUESTED]/*/ LICENSING SONY MUSIC MASTERS (BACK-CATALOG TRACKS) FOR USE IN YUPI-BRANDED PROMOTIONAL SAMPLERS ([CONFIDENTIAL TREATMENT REQUESTED]/*/ TRACKS PER RECORD). PROMOTION ONLY ON YUPI PROPERTIES

     o Delivery Standard: Facilitate contact between the Yupi Representative and the appropriate Sony Music Special Products person responsible; explain the key personnel and timing deadlines; (ii) where license terms otherwise agreed, [CONFIDENTIAL TREATMENT REQUESTED]/*/ (estimated [CONFIDENTIAL TREATMENT REQUESTED]/*/)
     o Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/ (Actual value dependent upon masters being licensed, number of units distributed and scope of distribution).
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

9. MASTER-USE LICENSES (YUPI ADS): [CONFIDENTIAL TREATMENT REQUESTED]/*/ FOR USE IN LICENSING SONY MUSIC MASTERS CONNECTION WITH YUPI ADVERTISING SPOTS IN VARIOUS MEDIA -- I.E., INTERNET, TELEVISION AND RADIO. [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Delivery Standard: Facilitate contact between the Yupi Representative and the appropriate Sony Music Special Products person responsible; explain the key personnel and timing deadlines Agreed Value:
          [CONFIDENTIAL TREATMENT REQUESTED]/*/ EACH 6-MONTH PERIOD (Actual value dependent upon masters being licensed, number of units distributed and scope of distribution).
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

10. ADDITIONAL SONY MUSIC MARKETING COMMITMENTS: SONY MUSIC TO MAKE AVAILABLE TO YUPI A "BUCKET" OF VARIOUS MARKETING OPPORTUNITIES IN ADDITION TO THOSE SPECIFICALLY SET FORTH ABOVE, SUCH AS BY WAY OF ILLUSTRATION, "BATTLE OF THE BANDS" COMPETITIONS, TRIPS TO RECORDING STUDIO, DEMOS, SNEAK PREVIEWS. THE FOLLOWING DETAILS COVER ONLY THOSE EXAMPLES DISCUSSED TO DATE. ACTUAL ITEMS WILL VARY.

     (A) BATTLE OF THE BANDS:
     o Delivery Standard: Facilitate contact between the Yupi Representative and the appropriate Sony Music person responsible; explain the key personnel

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          and timing deadlines; (ii) Provide content and schedule templates, assist in development of contest rules; (iii) provide agreed-upon prize for winner (which may be tour of recording studio, meeting with record company personnel (A&R?), MAYBE a demo recording contract), as determined by Sony. Yupi to put promo on its sites. Sony A&R team to review and choose winner.
     o    Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/ per contest
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

     (B) SONY TO PROVIDE [CONFIDENTIAL TREATMENT REQUESTED]/*/ E-ATTACHMENTS WHICH COMBINE MUSIC AND GRAPHICS [CONFIDENTIAL TREATMENT REQUESTED]/*/ EACH
     o Delivery Standard: Work with Yupi to design and create e-attachments Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/ per e-attachment
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

     (C) SONY MUSIC WILL PROVIDE FUN/FAST GAMES FOR YUPI CONSUMERS
     o    Delivery Standard: Work with Yupi to design and create games
     o Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/ per game, depending on content
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

     (D) FOR EGREETINGS: WE WILL PROVIDE SELECT MUSIC (10 SECONDS)
     o Delivery Standard: Work with Yupi to design and create e-greetings and mutually select music (subject to rights and availability)
     o Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/ per music sample in e-greeting
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

11. BANNER ADVERTISING: INVENTORY OF BANNER ADS TO BE MADE AVAILABLE ACROSS SONY-OWNED INTERNET SITES, TO BE REASONABLY DRAWN UPON BY YUPI AT SUCH TIMES AND IN SUCH QUANTITIES AS AGREED UPON IN GOOD FAITH BY SONY AND YUPI. NON-SPONSORSHIP ONLY. ALL BANNERS ON SONY RELATED WEBSITES, ARTIST WEBSITES
     o Delivery Standard: FACILITATE CONTACT BETWEEN Yupi and appropriate Sony Music personnel for ad banners; explain timing deadlines and key personnel. Size of ad buys to be mutually agreed.
     o Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/. Estimated value to Yupi: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.      SONYMUSIC.COM AND OTHER SONY MUSIC LATIN-RELATED WEBSITES:

         (A)      LATIN NEWS AND E-MAIL - "SPONSORED BY YUPI"
     o Delivery Standard: Facilitate contacts between Yupi and appropriate Sony Music personnel for news and e-mail inclusion; placement of agreed links (from Sony to Yupi) as provided by Yupi. ad banners; explain timing deadlines and key personnel. Size of ad buys to be mutually agreed.
     o Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/ IN FIRST 6 MONTHS; [CONFIDENTIAL TREATMENT REQUESTED]/*/ IN EACH SUBSEQUENT 6-MONTH PERIOD
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/
         (B)   [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Delivery Standard: Work with Yupi to develop search engine; facilitate contacts
     o Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/ IN FIRST 6 MONTHS; [CONFIDENTIAL TREATMENT REQUESTED]/*/ IN EACH
          SUBSEQUENT 6-MONTH PERIOD
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

13. SONY BRANDING; EXPERTISE, KNOWLEDGE AND CONTACTS MUSIC, FILM, TELEVISION, CONSUMER ELECTRONICS, PERSONAL COMPUTER, INTERNET AND E-MAIL DELIVERY SERVICES INDUSTRIES; INDUSTRY GOODWILL AND BRANDING ASSOCIATED WITH YUPI'S STRATEGIC ALLIANCE WITH SONY AND ITS AFFILIATED COMPANIES; THE FACILITATION OF INTRODUCTIONS, CONTACTS AND RELATIONSHIPS WITHIN AND AMONG THE VARIOUS SONY OPERATING COMPANIES AND THEIR RESPECTIVE BUSINESS UNITS, LOOK INTO SOE HELPING WITH AD SALES IN THE US, ADVICE ON GROWTH PLANS, BUSINESS DEVELOPMENT, PARTNERS ETC.
     o    Delivery Standard: DEEMED DELIVERED AT CLOSING
     o    Agreed Value [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

14. ON-AIR PROMOTIONAL TIME ON SONY TELEVISION PROPERTIES IN LATIN AMERICA AND SPAIN
     o Delivery Standard: Advise Yupi on available ad spots; facilitate contact between Yupi and Sony Music personnel; Yupi delivers all creative elements.
     o Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/ (Actual value dependent upon usage, day-parts and particular properties involved). [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

15.       [CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Delivery Standard: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

16. ADDITIONAL SONY PICTURES MARKETING COMMITMENTS SONY PICTURES TO MAKE AVAILABLE TO YUPI A "BUCKET" OF VARIOUS MARKETING AND CONTENT PARTNERSHIP OPPORTUNITIES IN ADDITION TO THOSE SPECIFICALLY SET FORTH ABOVE, SUCH AS BY WAY OF ILLUSTRATION, GAME MODULES (E.G., "STEWART LITTLE"), SCREENSAVERS, (E.G., "MEN IN BLACK") A CO-BRANDED NEWSLETTER (E.G., "SHOWBIZ SCOOP") AND E-POSTCARDS.
                [AGGREGATE VALUE TO YUPI: [CONFIDENTIAL TREATMENT REQUESTED]/*/]
     o    Delivery Standard: As agreed on a project-by-project basis.
     o    Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

17. MEDIA BLITZ PLAN FOR YUPI (A) JOINT EFFORT ON MEDIA PLAN; AND [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Delivery Standard: Facilitate contact between the Yupi Representative and the appropriate Young and Rubicam person on press release and media plan. Consult with Yupi on media plan. [CONFIDENTIAL TREATMENT REQUESTED]/*/. Ad buys to be completed by Yupi.
     o    Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/
18.      COLLECTIBLES: SONY WILL MAKE AVAILABLE CHARITY COLLECTIBLES ON YUPI
SITE
     o Delivery Standard: As requested and as they become available, Sony will make collectible items available for inclusion on a Yupi site. Sony will coordinate securing rights to collectibles.
     o Agreed Value: based on value of collectible; estimated aggregate value [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/


19.      PR SERVICE: AVAILABILITY OF SONY-HIRED PR CONSULTANT

     o Delivery Standard: Facilitate contact between the Yupi Representative and Sony's Pr consultant to seek to get Yupi's name in high level business trades to draw attention to and enhance the yupi brands ion the investment world. Arrange an initial meeting between this consultant and Yupi management, and arrange such follow-up meetings as agreed to be appropriate. Written progress reports.
     o    Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/ month
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

20.      VIDEO: PRIVATE LABEL VIDEO CHANNEL ON YUPI SITE WITH SPANISH LANGUAGE
ARTISTS
     o Delivery Standard: Work with Yupi to develop private label video channel with Spanish language artists. To the extent Yupi provides content, Sony will [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/ for first six months; [CONFIDENTIAL TREATMENT REQUESTED]/*/ for each subsequent 6-month period
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

21.      E-MAZING:
         A) WE WILL CONVERT OUR TIPS TO SPANISH, HIRE SPANISH EDITOR
         B) WE WILL CREATE NEW JOINTLY AGREED UPON TIPS
         C) PLACEMENT OF ADS TO PROMOTE YUPI ON EMAZING SITE
         D) YUPI IS CO-BRANDED SPONSOR
         E) YUPI SEARCH BOX INCLUDED AT SONY'S OPTION
         F) CIUDAD FUTURA PROMOTIONS AND TARGETED TIPS
         G) WILL BE PART OF PRESS RELEASE CONCERNING SONY MUSIC PURCHASE AS WELL AS NEW TIPS
         H) WE WILL FEATURE YUPI'S OWN EMAIL NEWSLETTER PROMINENTLY (TIPS, START-O-MATIC). SHARE NAMES AND AD REVENUES (AFTER AD COSTS)
         I) YUPI BRANDED STARTOMATIC PAGE
                  I) BEST SPANISH NEWS SITES AND RELEVANT CONTENT
                  II) EMAZING TO PROMOTE SPANISH VERSION
     o    Delivery Standard: As detailed above.
     o    Agreed Value: [CONFIDENTIAL TREATMENT REQUESTED]/*/ for (a) through
          (h); for (i), [CONFIDENTIAL TREATMENT REQUESTED]/*/ for first six months and [CONFIDENTIAL TREATMENT REQUESTED]/*/ for each subsequent 6-month period
     o    Agreed Sony-Included Costs: [CONFIDENTIAL TREATMENT REQUESTED]/*/
     o Agreed Sony-Provided Intellectual Property: [CONFIDENTIAL TREATMENT REQUESTED]/*/

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                    EXHIBIT C

  to the Letter Agreement, dated October 27, 1999, between Yupi Internet, Inc.
                        and Sony Corporation of America
--------------------------------------------------------------------------------

SIX MONTH PLAN (AS AGREED UPON BY RUDI AND ARIANE ON MONDAY JULY 19TH) WITH INITIAL GUIDELINES ON VALUES FOR THE FOLLOWING 6 MONTHS

         All the following action steps will be complemented by major PR coverage

         Yupi needs to execute and promote these initiatives


ACTION STEPS AND DELIVERABLES                                                           VALUE TO BE DRAWNDOWN
-----------------------------                                                           ---------------------

1) Major launch event and press announcement to be worked on immediately after          $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
closing

         a) [CONFIDENTIAL TREATMENT REQUESTED]/*/


2)  Advertising:  All Banners on Sony related websites, artist websites:                [CONFIDENTIAL TREATMENT REQUESTED]/*/
         a)  [CONFIDENTIAL TREATMENT REQUESTED]/*/ CPM's
         b)  Size of ad buy to be determined
         c)  Non sponsorship

3)  [CONFIDENTIAL TREATMENT REQUESTED]/*/                                               $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
         a) [CONFIDENTIAL TREATMENT REQUESTED]/*/                                       (if special occurrences, parties will
                                                                                        discuss extra value added)
         [CONFIDENTIAL TREATMENT REQUESTED]/*/

4)  Multimedia:
         a)  [CONFIDENTIAL TREATMENT REQUESTED]/*//unit for all
         CD's manufactured with Yupi software                                           $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        per unit

         b) Discuss plan on highlighting to
         people that software is on CD

5)  Emazing:                                                                            $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        for first 6 months,
                                                                                        $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        next 6 mo.
         a) We will convert our tips to Spanish, hire Spanish editor
         b) We will create new jointly agreed upon tips
         c) Emazing to promote across site
         d) Yupi is cobranded sponsor

                  i) Use their search

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                  ii) Ciudad Futura promotions and targeted tips

         e)  DELETED
         f) Will be part of press release concerning Sony Music purchase as well as new Tips
         g) We will feature Yupi's own email newsletter prominently

         h) Yupi branded Startomatic page                                               $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        for the first 6 months,
                                                                                        $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        next 6 mo.
                  i) best Spanish news sites and relevant content
                  ii) Emazing to promote Spanish version


6)  uville.com:                                                                         $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        for the first 6 months,
                                                                                        $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        next 6 mo.
         a) In "related link" for Latin artists - we will include a link to Yupi
         b) Yupi to supply news and Yupi to sponsor area
         c) We could convert some of our information to Spanish and have some bilingual report
         d) Will be part of initial press release - highlighted

7)  InfoBeat:
         a) Yupi could have permanent brick and/or banner ads                           $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
         targeted across [CONFIDENTIAL TREATMENT REQUESTED]/*/ subs                     equivalent value (per 6 month period)
         b) Could be some form of search on our site                                    tbd
         c) [CONFIDENTIAL TREATMENT REQUESTED]/*/                                       $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        per name per usage
         d) Involvement in Entertainment Product                                        $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        per 6 month period
                  i) Latin music area to be sponsored by Yupi
                  ii) Links across relevant pages
                  iii) [CONFIDENTIAL TREATMENT REQUESTED]/*/ in Latin
                       area, to have Yupi presence
         e) Involvement in News Product                                                 $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                  i) Latin news area to include content provided by Yupi                per 6 month period
                  and have links to Yupi site

12.      SONYMUSIC.COM AND OTHER SONY MUSIC LATIN-RELATED WEBSITES:

         a)  Latin News and e-mail - sponsored by Yupi                                  $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        for 6 months
                                                                                        $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        for next 6 months
         b)  [CONFIDENTIAL TREATMENT REQUESTED]/*/


9)  [CONFIDENTIAL TREATMENT REQUESTED]/*/:
         a)  License 30 second audio                                                    $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        per 6 month period
         b)  License 30 second video                                                    $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        per 6 month period
         c)  Allow Yupi to use [CONFIDENTIAL TREATMENT REQUESTED]/*/
                  videos - non- personalized -                                          $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        per 6 month period
                  they provide all bandwidth and are responsible
                  for publishing
         d)  Allow use of full songs in non personalization form                        $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        per 6 month period

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         e)  [CONFIDENTIAL TREATMENT REQUESTED]/*/                                      $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        depending on [CONFIDENTIAL TREATMENT
                  (only available on sonymusic.com and Yupi)                            REQUESTED]/*/
                   - with press release
         f)  [CONFIDENTIAL TREATMENT REQUESTED]/*/: In the next 6 months,
                  we will commit to:                                                    $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        base for 6 months and an additional
                                                                                        $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        per high profile event (e.g.- IPO,
                                                                                        Xmas) depending on [CONFIDENTIAL TREATMENT
                                                                                        REQUESTED]/*/ availability
                  [CONFIDENTIAL TREATMENT REQUESTED]/*/

         g)  Battle of the Bands:  We will work with Yupi to do a battle of the         $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
         bands                                                                          per battle
         g) SMSP compilations:                                                          $ [CONFIDENTIAL TREATMENT REQUESTED]/*/ and
                                                                                        the [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        rates after 6 months

                  We will make available up to [CONFIDENTIAL TREATMENT
                   REQUESTED]/*/ units at [CONFIDENTIAL TREATMENT REQUESTED]/*/
                   rates
         h)  Master Use:                                                                $ [CONFIDENTIAL TREATMENT REQUESTED]/*/ per
                  We will make available at [CONFIDENTIAL TREATMENT                     6 month period
                   REQUESTED]/*/ rates

         i)   DELETED
         j)   We will provide [CONFIDENTIAL TREATMENT REQUESTED]/*/ e-attachments which combine music and graphics for Yupi fans (can also be
                   used on site                                                         $ [CONFIDENTIAL TREATMENT REQUESTED]/*/ each
         k)  Sony Music will provide fun/fast games for Yupi consumers                  $ [CONFIDENTIAL TREATMENT REQUESTED]/*/ a
                                                                                        game
         l)  for egreetings: we will provide select music (10 seconds)                  $ [CONFIDENTIAL TREATMENT REQUESTED]/*/ per
                                                                                        music

10)  SPE:
         a)  Make available and used [CONFIDENTIAL TREATMENT REQUESTED]/*/ of
                   advertising at [CONFIDENTIAL TREATMENT REQUESTED]/*/                 $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                   second on air mention                                                (next 6 mo. to depend on
                                                                                        inventory and Yupi preference)
          Work with Evan to develop and action plan and determine spot inventory for next 6 months

         b)  [CONFIDENTIAL TREATMENT REQUESTED]/*/, screenings, chats, contests,        $ [CONFIDENTIAL TREATMENT REQUESTED]/*/ in
                   giveaways, merch                                                     first 6 months
                  i) Showbiz Scoop to be translated and include Latin news

11)  Collectibles:
         a)  Will make available charity collectibles on Yupi site                      $ [CONFIDENTIAL TREATMENT REQUESTED]/*/ in
                   [CONFIDENTIAL TREATMENT REQUESTED]/*/                                first 6 months (next 6 mo. to at least be
                                                                                         matched)

12)  Video:  Will make available private label video channel on Yupi site with          $ [CONFIDENTIAL TREATMENT REQUESTED]/*/ and
                                                                                        then $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        for next 6 months

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                     [CONFIDENTIAL TREATMENT REQUESTED]/*/

13) [CONFIDENTIAL TREATMENT REQUESTED]/*/                                               $ [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                                                                        and then
                                                                                        $ [CONFIDENTIAL TREATMENT REQUESTED]/*/ for
                                                                                        next 6 months
                  [CONFIDENTIAL TREATMENT REQUESTED]/*/

14) PR:
concentrate on Yupi                                                                     $ [CONFIDENTIAL TREATMENT REQUESTED]/*/ for
                                                                                        6 months (next 6 months at [CONFIDENTIAL
                                                                                        TREATMENT REQUESTED]/*/ rate, depending on
                                                                                        need)

15) Media blitz plan for Yupi                                                           $ [CONFIDENTIAL TREATMENT REQUESTED]/*/ for
         a) joint effort on media plan                                                  6 months (next 6 months depending on need,
                                                                                        will incl. [CONFIDENTIAL TREATMENT
                                                                                        REQUESTED]/*/ rates)
         b) [CONFIDENTIAL TREATMENT REQUESTED]/*/

16)  Sony Branding                                                                      $ [CONFIDENTIAL TREATMENT REQUESTED]/*/ in
                                                                                        first 6 months (available thereafter as part
                                                                                        of relationship)
         For example;
         a) access and facilitation to Sony and industry contacts
         b) Expertise in email delivery and strategy
         c) Look into SOE helping with ad sales in US
         d) Advice on growth plans, acquisitions, biz dev, partners etc

--------------------

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.